UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2005

SEMCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Michigan	001-15565	38-2144267
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Third Street, Suite A, Port Huron, Michigan	48060
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  810-987-2200

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 21, 2005, SEMCO Energy, Inc. (the “Company”) entered into a Second Amendment to the Amended and Restated Credit Agreement, dated June 25, 2004 (the “Amendment”), by and among the Company, as Borrower, various financial institutions, and Standard Federal Bank N.A., as Agent. The Amended and Restated Credit Agreement (the “Credit Agreement”) was previously filed with the Securities and Exchange Commission as Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, and is incorporated herein by reference.

The Amendment amends the Credit Agreement to change the definition of Consolidated Operating Income to exclude from the calculation thereof the payment of $5,500,000 to Atlas Pipeline Partners, L.P. on December 31, 2004, made pursuant to the terms of a previously disclosed Settlement Agreement entered into on December 31, 2004 between the Company and Atlas Pipeline Partners, L.P. A copy of the Amendment is being filed as Exhibit 4.2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits.

Exhibit 4.2
Amended and Restated Credit Agreement dated as of June 25, 2004 among SEMCO Energy, Inc., as Borrower, various financial institutions and Standard Federal Bank, N.A., as Agent, incorporated by reference to Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

Exhibit 4.2.1
First Amendment to Amended and Restated Credit Agreement dated as of June 25, 2004, among SEMCO Energy, Inc., as Borrower, various financial institutions and Standard Federal Bank N.A., as Agent, dated November 17, 2004.

Exhibit 4.2.2
Second Amendment to Amended and Restated Credit Agreement dated as of June 25, 2004 among SEMCO Energy, Inc., as Borrower, various financial institutions and Standard Federal Bank N.A., as Agent, dated January 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc.
(Registrant)

Date: January 25, 2005	By:	/s/ Michael V. Palmeri

Michael V. Palmeri Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX
Form 8-K
January 21, 2005

Filed
Exhibit No.	Description	Herewith	By Reference

4.2
Amended and Restated Credit Agreement dated as of June 25, 2004 among SEMCO Energy, Inc., as Borrower, various financial institutions and Standard Federal Bank N.A., as Agent, incorporated by reference to Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.
x
4.2.1
First Amendment to Amended and Restated Credit Agreement dated as of June 25, 2004, among SEMCO Energy, Inc., as Borrower, various financial institutions and Standard Federal Bank N.A., as Agent, dated November 17, 2004.
x
4.2.2
Second Amendment to Amended and Restated Credit Agreement dated as of June 25, 2004, among SEMCO Energy, Inc., as Borrower, various financial institutions and Standard Federal Bank N.A., as Agent, dated January 21, 2005.
x

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